EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Quarterly Report of Dorchester Minerals, L.P., (the "Partnership") on Form 10-Q for the period ended
March 31, 2005 (the "Report"), I, William Casey McManemin, Chief Executive Officer of Dorchester Minerals Management GP LLC, General Partner of Dorchester Minerals Management LP, General Partner of the Partnership, hereby certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
         78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ William Casey McManemin
                                          ----------------------------
                                               William Casey McManemin
Date: May 3, 2005                              Chief Executive Officer